EX-32

SECTION 1350 CERTIFICATION OF JAMES H. ALEXANDER AND DANNIE SHAVER

                         SECTION 1350 CERTIFICATION

In connection with the quarterly report of Everlert, Inc. ("Company") on Form 10-QSB for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1.  The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 26, 2004                  By: /s/ James H. Alexander
                                       James H. Alexander, President



Dated: April 26, 2004                  By: /s/ Dannie Shaver
                                       Dannie Shaver,
                                       Secretary/Treasurer